Class A: GSSMX    Class B: GSQBX    Class C: GSSCX    Institutional: GSSIX    Service: GSSSX    Class IR: GSQTX    Class R: GSQRX
Before you invest, you may want to review the Goldman Sachs Small Cap Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 59 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-116 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	5.00%	1.00%	None	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.23%	0.23%	0.23%	0.08%	0.58%	0.23%	0.23%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.23%	0.23%	0.23%	0.08%	0.08%	0.23%	0.23%

Total Annual Fund Operating Expenses	1.46%	2.21%	2.21%	1.06%	1.56%	1.21%	1.71%
Fee Waiver[2]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses After Fee Waiver[3]	1.44%	2.19%	2.19%	1.04%	1.54%	1.19%	1.69%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.96% as an annual percentage rate of the average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

[3]	The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” have been restated to reflect the fee waiver limitation currently in effect.

2   SUMMARY PROSPECTUS — GOLDMAN SACHS SMALL CAP VALUE FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/ or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$689	$984	$1,302	$2,199

Class B Shares

– Assuming complete	$722	$989	$1,383	$2,353
redemption at end of
period

– Assuming no redemption	$222	$689	$1,183	$2,353

Class C Shares

– Assuming complete	$322	$689	$1,183	$2,543
redemption at end of
period

– Assuming no redemption	$222	$689	$1,183	$2,543

Institutional Shares	$106	$335	$583	$1,292

Service Shares	$157	$491	$848	$1,855

Class IR Shares	$121	$382	$663	$1,464

Class R Shares	$172	$537	$926	$2,018

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2011 was 46% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. As of November 30, 2011, the capitalization range of the Russell 2000® Value Index was between $36.8 million and $3.7 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
The Fund’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

3   SUMMARY PROSPECTUS — GOLDMAN SACHS SMALL CAP VALUE FUND

PERFORMANCE
The bar chart at right and the table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2010	1 Year	5 Years	10 Years	Since Inception

Class A Shares (Inception 10/22/92)
Returns Before Taxes	18.96%	4.11%	9.14%	10.03%
Returns After Taxes on Distributions	18.92%	3.08%	8.26%	8.87%
Returns After Taxes on Distributions and Sale of Fund Shares	12.37%	3.26%	7.85%	8.48%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.41%	11.32%

Class B Shares (Inception 5/1/96)
Returns Before Taxes	19.91%	4.10%	9.08%	8.87%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.41%	9.50%

Class C Shares (Inception 8/15/97)
Returns Before Taxes	23.92%	4.52%	8.92%	7.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.41%	8.02%

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	26.37%	5.73%	10.21%	8.80%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.41%	8.02%

Service Shares (Inception 8/15/97)
Returns Before Taxes	25.75%	5.21%	9.66%	8.27%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	3.52%	8.41%	8.02%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	26.18%	N/A	N/A	5.00%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	N/A	N/A	1.84%

Class R Shares (Inception 11/30/07)
Returns	25.54%	N/A	N/A	4.51%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	24.50%	N/A	N/A	1.84%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4   SUMMARY PROSPECTUS — GOLDMAN SACHS SMALL CAP VALUE FUND
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: J. Kelly Flynn, Managing Director, has managed the Fund since 2002; Sally Pope Davis, Managing Director, has managed the Fund since 2006; Robert Crystal, Managing Director, has managed the Fund since 2006; and Sean A. Butkus, Vice President, has managed the Fund since 2011.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”) when the Fund is open.
The Fund is generally closed to new investors. Current shareholders and certain other categories of investors may still be eligible to purchase shares. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Prospectus.
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

EQVALSUM411